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                                                           Exhibit 10.16

                         SECOND AMENDMENT TO CREDIT AGREEMENT

     This Second Amendment to Secured Credit Agreement (this "AGREEMENT") is dated as of January ___, 1999, and is between Platinum Entertainment, Inc., a Delaware corporation (the "BORROWER"), and First Source Financial LLP, an Illinois limited liability partnership, as Agent and Lender (the "AGENT").

                                       RECITALS

     WHEREAS, the parties hereto are parties to that certain Secured Credit Agreement, dated as of July 31, 1998 (as amended by that certain First Amendment to Credit Agreement, dated as of November 1, 1998 and as from time to time further amended, restated, supplemented or otherwise modified and in effect, the "SECURED CREDIT AGREEMENT"); and

     WHEREAS, Borrower and Agent desire to amend the Secured Credit Agreement to make certain changes thereto and to correct certain matters, all as set forth below.

     NOW THEREFORE, in consideration of the mutual agreements contained herein, the parties hereto agree as follows:

                                      AGREEMENT

     1. DEFINITIONS. Capitalized terms used but not otherwise defined herein shall have the meanings as set forth in the Secured Credit Agreement.

     2.   WAIVER.

     Lenders and Agent hereby waive any Unmatured Event of Default or Event of Default caused by Borrower's failure to comply with the restrictions on investments set forth in Section 11.11 of the Secured Credit Agreement through September 30, 1998.

     3. AMENDMENT TO SECURED CREDIT AGREEMENT. Section 11.11 of the Secured Credit Agreement is hereby amended by deleting it in its entirety and replacing it with the following:

          SECTION 11.11 LOANS, ADVANCES OR INVESTMENTS. Not make or permit any Subsidiary to make any loans or advances to, investments in, or contributions to the capital of, any other Person, except for (i) the endorsement, in the ordinary course of collection, of instruments payable to it or to its order, (ii) loans and royalty advances to recording artists in the ordinary course of business, (iii) investments in Cash Equivalents,
     (iv) investments in Subsidiaries and other investments existing on the Closing Date and disclosed on SCHEDULE 11.11 and

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     (v) investments made on or before September 30, 1998 by Borrower in Music
     Connection Corporation in connection with the exchange of 1,320,000 shares of common stock of Music Connection Corporation for 11,457 shares of common stock of Borrower.

     4. REPRESENTATIONS AND WARRANTIES. To induce Agent to enter into this Agreement and to make all future Loans under the Secured Credit Agreement, Borrower represents and warrants to Agent that:

     (a) DUE AUTHORIZATION, ETC. The execution, delivery and performance by Borrower of this Agreement and the First Amendment to Pledge Agreement (as hereinafter defined) executed as of the date hereof are within its corporate powers, have been duly authorized by all necessary corporate action, have received all necessary governmental approval (if any shall be required), and do not and will not contravene or conflict with any Requirement of Law or Contractual Obligation binding upon such entity. Each of this Agreement and the First Amendment to Pledge Agreement is the legal, valid, and binding obligation of Borrower enforceable against Borrower in accordance with its respective terms.

     (b) CERTAIN AGREEMENTS. To the best of Borrower's knowledge, on the date hereof all warranties of the Borrower thereto set forth in the Secured Credit Agreement are true and correct in all material respects, without any waiver or modification thereof and no default of any party exists under the Secured Credit Agreement or any Related Document.

     (c) FINANCIAL INFORMATION. All balance sheets, all statement of operations, of shareholders' equity and of changes in financial position, and other financial data which have been or shall hereafter be furnished to Agent for the purposes of or in connection with this Agreement have been and will be prepared in accordance with GAAP consistently applied throughout the periods involved and do and will, present fairly the financial condition of the entities involved as of the dates thereof and the results of their operations for the periods covered thereby.

     (d) LITIGATION. No material litigation (including, without limitation, derivative actions), arbitrations, governmental investigation or proceeding or inquiry shall, on the date hereof, be pending which was not previously disclosed in writing to Agent and no material adverse development shall have occurred in any litigation (including, without limitation, derivative actions), arbitration, government investigations, or proceeding or inquiry previously disclosed to Agent in writing.

     5. CONDITIONS TO EFFECTIVENESS. This Agreement shall be effective as of September 30, 1998 upon the satisfaction of the conditions set forth in this SECTION 5 and delivery of the following documents to Agent on or prior to the date hereof (unless another date is specified), in form and substance satisfactory to Agent:

                                       2

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     (a)  AMENDMENTS.    Borrower shall have delivered to Agent executed
originals of this Agreement and of that certain First Amendment to Pledge Agreement of even date herewith (the "FIRST AMENDMENT TO PLEDGE AGREEMENT") between Borrower and Agent.

     (b) CONSENTS AND ACKNOWLEDGMENTS. Borrower shall have obtained all consents, approvals and acknowledgments which may be required with respect to the execution, delivery and performance of this Agreement and the First Amendment to Pledge Agreement.

     (c) NO DEFAULT. As of the date hereof after giving effect to this Agreement, the First Amendment to Pledge Agreement and the waiver set forth in SECTION 2 hereof, no Unmatured Event of Default or Event of Default under any Related Document shall have occurred and be continuing.

     (d) STOCK CERTIFICATES AND STOCK POWERS. Borrower shall have delivered to Agent such stock certificates, stock powers, assignments, financing statements, endorsements, instruments and other documents as are necessary in order to perfect Agent's Lien on the shares of common stock of Music Connection Corporation pledged by Borrower to Agent pursuant to the First Amendment to Pledge Agreement.

     6.   AFFIRMATION OF GUARANTIES.

     Each Guarantor (i) consents to and approves the execution and delivery of this Agreement and the First Amendment to Pledge Agreement by Borrower and Agent, (ii) agrees that neither this Agreement nor the First Amendment to Pledge Agreement does and nor shall limit or diminish in any manner its obligations under its Guaranty or under any of the other Related Documents to which it is a party, (iii) agrees that neither this Agreement nor the First Amendment to Pledge Agreement shall be construed as requiring the consent of any Guarantor in any other circumstance, (iv) reaffirms its obligations under its Guaranty and all of the other Related Documents to which it is a party, and (v) agrees that its Guaranty and such other Related Documents remain in full force and effect and are each hereby ratified and confirmed.

     7.   MISCELLANEOUS.

     (a) CAPTIONS. Section captions used in this Agreement are for convenience only, and shall not affect the construction of this Agreement.

     (b) GOVERNING LAW. This Agreement shall be a contract made under and governed by the laws of the State of Illinois, without regard to conflict of laws principles. Wherever possible each provision of this Agreement shall be interpreted in such manner to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provision of this Agreement.

                                       3

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     (c)  COUNTERPARTS. This Agreement may be executed in any number of counterparts and by the different parties on separate counterparts, and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement. Delivery of an executed counterpart of a signature page to this Agreement by telecopy shall be effective as delivery of a manually executed counterpart of this Agreement.

     (d) SUCCESSORS AND ASSIGNEES. This Agreement shall be binding upon Borrower, the Lenders and Agent and their respective successors and assignees, and shall inure to the sole benefit of Borrower, Agent and each Lender and their successors and assignees.

     (e) REFERENCES. Any reference to the Secured Credit Agreement contained in any notice, request, certificate, or other document executed concurrently with or after the execution and delivery of this Agreement shall be deemed to include this Agreement unless the context shall otherwise require.

     (f) CONTINUED EFFECTIVENESS. Notwithstanding anything contained herein, the terms of this Agreement are not intended to and do not serve to effect a novation as to the Secured Credit Agreement, any Note or any of the Collateral Documents provided to furnish security therefor. The parties hereto expressly do not intend to extinguish the Secured Credit Agreement, any Note or the Collateral Documents. Instead, it is the express intention of the parties hereto to reaffirm the existence of the indebtedness created under the Secured Credit Agreement which is evidenced by Notes and secured by the various Collateral Documents. The Secured Credit Agreement and each of the Related Documents as amended hereby remain in full force and effect. The execution, delivery and effectiveness of this Agreement shall not operate as a waiver of any right, power or remedy of the Lenders or Agent under the Secured Credit Agreement or any Related Document to which the Lenders and Agent are a party nor, except as set forth in SECTION 2 hereof, constitute a waiver of any provision in or Event of Default or Unmatured Event of Default (now or hereafter existing) under the terms of the Secured Credit Agreement or any Related Document.

     (g) FEES AND EXPENSES. In accordance with Section 14.4 of the Secured Credit Agreement, Borrower agrees to pay on demand all fees, costs and expenses incurred by Agent and the Lenders in connection with the preparation, execution and delivery of this Agreement.

                               [signature pages follow]

                                       4

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     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their duly authorized officers on the date first above written.


                                  PLATINUM ENTERTAINMENT, INC.,
                                  as Borrower:



                                  By: /s/ Steven Devick
                                     -----------------------------------------
                                  Name Printed: Steven Devick
                                               -------------------------------
                                  Title:  President
                                        --------------------------------------



                                  FIRST SOURCE FINANCIAL LLP,
                                  as a Lender and as Agent

                                  By:  First Source Financial, Inc.,
                                  Its:      Manager


                                       By: /s/ John P. Thacker
                                          ------------------------------------
                                       Name Printed: John P. Thacker
                                                    --------------------------
                                       Title:  Senior Vice President
                                             ---------------------------------



                                  LEXICON MUSIC, INC., as Guarantor



                                  By: /s/ Steven Devick
                                     -----------------------------------------
                                  Name Printed: Steven Devick
                                               -------------------------------
                                  Title:  President
                                        --------------------------------------



                                  PEG PUBLISHING, INC., as Guarantor



                                  By: /s/ Steven Devick
                                     -----------------------------------------
                                  Name Printed: Steven Devick
                                               -------------------------------
                                  Title:  President
                                        --------------------------------------

                                       S-1

                 [TO SECOND AMENDMENT TO SECURED CREDIT AGREEMENT]

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                                  ROYCE PUBLISHING, INC., as Guarantor



                                  By: /s/ Steven Devick
                                     -----------------------------------------
                                  Name Printed: Steven Devick
                                               -------------------------------
                                  Title:  President
                                        --------------------------------------



                                  JUSTMIKE MUSIC, INC., as Guarantor



                                  By: /s/ Steven Devick
                                     -----------------------------------------
                                  Name Printed: Steven Devick
                                               -------------------------------
                                  Title:  President
                                        --------------------------------------

                                       S-2

                 [TO SECOND AMENDMENT TO SECURED CREDIT AGREEMENT]